EXHIBIT 99.1

Headline: PVH Corp. Names Trish Donnelly to New Role as Chief Executive Officer of PVH Americas
Subhead: Donnelly Brings Industry-Leading Consumer, E-commerce and Product Expertise to Company

NEW YORK--(BUSINESS WIRE) — February 10, 2021 — PVH Corp. [NYSE:PVH] announced today that Trish Donnelly, former Chief Executive Officer of Urban Outfitters Group, will join the company as Chief Executive Officer of PVH Americas. The addition of this new role to the leadership team is an important step toward achieving the company’s global priority to build upon PVH’s core strengths and connect them more closely with where the consumer is going.

As CEO of PVH Americas, Donnelly will have responsibility for the Calvin Klein, Tommy Hilfiger and Heritage Brands businesses in the Americas and for the global Calvin Klein brand. This new regional approach is modeled on PVH’s proven structure in Europe. Donnelly will oversee the company’s North America-based brand leaders, including Calvin Klein CEO Cheryl Abel-Hodges.

“Trish is one of the most experienced and successful leaders in our industry. Her proven track record in winning with the consumer, driving industry-leading e-commerce, and balancing that with very strong retail execution and best-in-class partnerships, makes her the ideal leader to drive the charge for sustainable, profitable market-share growth for PVH Americas,” said Stefan Larsson, CEO of PVH.

Donnelly has a breadth of expertise in both North America and global roles. Prior to her seven years with Urban Outfitters, she directly influenced and elevated J. Crew Group’s e-commerce business and spent over a decade at Ralph Lauren focused on product and merchandising across categories. She also held senior leadership and operational positions at Steven Alan and Cole Haan.

“Trish’s appointment will further complement the very strong regional leadership we already have in place for Europe and Asia, and help us unlock substantial growth opportunities,” Larsson said. “She brings her inclusive leadership style, which will further amplify our values-based culture and purpose to drive fashion forward – for good.”

“I have always admired and respected the tremendous strength of PVH’s iconic brands and their connection to culture. The growth opportunities in the region and around the world are very exciting,” said Donnelly. “I look forward to collaborating with our teams and partners on further developing PVH’s core strengths with a product-driven, consumer-first strategy that is supported by the company’s values.”

Donnelly will join the organization on February 16 and will be based at PVH’s New York headquarters, reporting directly to Larsson.

About PVH Corp.

PVH is one of the most admired fashion and lifestyle companies in the world. We power brands that drive fashion forward – for good. Our brand portfolio includes the iconic Calvin Klein, TOMMY HILFIGER, Van Heusen, IZOD, ARROW, Warner’s, Olga and Geoffrey Beene brands, as well as the digital-centric True&Co. intimates brand. We market a variety of goods under these and other nationally and internationally known owned and licensed brands. PVH has almost 40,000 associates operating in over 40 countries. That's the Power of Us. That’s the Power of PVH.

View source version on businesswire.com:

Samantha Critchell
VP, Corporate Communications
(917) 587-0568
communications@pvh.com

Source: PVH Corp.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Forward-looking statements in this press release, including, without limitation, statements relating to the Company’s future plans, strategies, objectives, expectations and intentions are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not be anticipated, including, without limitation, (i) our plans, strategies, objectives, expectations and intentions are subject to change at any time at our discretion; (ii) our ability to realize the anticipated benefits and savings from restructuring and similar plans, such as the North America office workforce reduction and the planned exit from the Heritage Brands Retail business announced in July 2020; (iii) we may be considered to be highly leveraged and we use a significant portion of our cash flows to service our indebtedness, as a result of which we might not have sufficient funds to operate our businesses in the manner we intend or have operated in the past; (iv) the levels of sales of our apparel, footwear and related products, both to our wholesale customers and in our retail stores and our directly operated digital commerce sites, the levels of sales of our licensees at wholesale and retail, and the extent of discounts and promotional pricing in which we and our licensees and other business partners are required to engage, all of which can be affected by weather conditions, changes in the economy, fuel prices, reductions in travel, fashion trends, consolidations, repositionings and bankruptcies in the retail industries, repositionings of brands by our licensors, consumer sentiment and other factors; (v) our ability to manage our growth and inventory; (vi) quota restrictions, the imposition of safeguard controls and the imposition of duties or tariffs on goods from the countries where we or our licensees produce goods under our trademarks, such as the increased tariffs imposed in 2019 and threatened increases in tariffs on goods imported into the U.S. from China and Vietnam, any of which, among other things, could limit the ability to produce products in cost-effective countries, or in countries that have the labor and technical expertise needed, or require us to absorb costs or try to pass costs onto consumers, which could materially impact our revenue and profitability; (vii) the availability and cost of raw materials; (viii) our ability to adjust timely to changes in trade regulations and the migration and development of manufacturers (which can affect where our products can best be produced); (ix) the regulation or prohibition of the transaction of business with specific individuals or entities and their affiliates or goods manufactured in certain regions by any government or regulatory authority in the jurisdictions where we conduct business, such as the listing of a person or entity as a Specially Designated National or Blocked Person by the U.S. Department of the Treasury’s Office of Foreign Assets Control and the issuance of Withhold Release Orders by the U.S. Customs and Border Patrol; (x) changes in available factory and shipping capacity, wage and shipping cost escalation, civil conflict, war or terrorist acts, the threat of any of the foregoing, or political or labor instability in any of the countries where our or our licensees’ or other business partners’ products are sold, produced or are planned to be sold or produced; (xi) disease epidemics and health-related concerns, such as the current COVID-19 pandemic, which could result in (and, in the case of the COVID-19 pandemic, has resulted in some of the following) supply-chain disruptions due to closed factories, reduced workforces, scarcity of raw materials and scrutiny or embargoing of goods produced in affected areas, closed stores, reduced consumer traffic and purchasing, as consumers become ill or limit or cease shopping in order to avoid exposure, or governments implement mandatory business closures, travel restrictions or the like to prevent the spread of disease, and market or other changes that could result (or, with respect to the COVID-19 pandemic, could continue to result) in noncash impairments of our goodwill and other intangible assets, operating lease right-of-use assets, and property, plant and equipment; (xii) acquisitions and divestitures and issues arising with acquisitions, divestitures and proposed transactions, including, without limitation, the ability to integrate an acquired entity or business into us with no substantial adverse effect on the acquired entity’s, the acquired business’s or our existing operations, employee relationships, vendor relationships, customer relationships or financial performance, and the ability to operate effectively and profitably our continuing businesses after the sale or other disposal of a subsidiary, business or the assets thereof; (xiii) the failure of our licensees to market successfully licensed products or to preserve the value of our brands, or their misuse of our brands; (xiv) significant fluctuations of the U.S. dollar against foreign currencies in which we transact significant levels of business; (xv) our retirement plan expenses recorded throughout the year are calculated using actuarial valuations that incorporate assumptions and estimates about financial market, economic and demographic conditions, and differences between estimated and actual results give rise to gains and losses, which can be significant, that are recorded immediately in earnings, generally in the fourth quarter of the year; (xvi) the impact of new and revised tax legislation and regulations; and (xvii) other risks and uncertainties indicated from time to time in our filings with the Securities and Exchange Commission.

The Company does not undertake any obligation to update publicly any forward-looking statement made in this press release.